News Release	Contact:
For Immediate Release	James J. Hyland, VP Investor Relations (636) 534-2369 Email: investor.relations@tlcvision.com

TLCVision Reports 10% Increase In Revenue

Same Store Centers Revenue up 13%

ST. LOUIS, MO, November 5, 2007: TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, today announced results for the third quarter ended September 30, 2007.

•	Revenue for the third quarter was $70.7 million, a 10% increase over prior year revenue of $64.5 million.

•	Consolidated net loss for the third quarter was ($21.5) million ($0.43 per diluted share), compared to net income of $0.3 million from the prior year period. The quarterly net loss includes charges totaling $16.2 million related principally to the impairment of the Company’s investments in stand-alone ambulatory surgery centers (which TLC Vision is in advanced discussions to sell), and one time non-cash income tax expenses.

•	Pro forma net loss before AMD, excluding non-cash losses from the Company’s interest in OccuLogix, Inc., and the charges noted above, as well as normalizing interest expense and income taxes, was ($3.7) million, or ($0.07) per diluted share, compared to income of $0.8 million, or $0.02 per diluted share, in the prior year period. Pro forma results are presented to facilitate a comparison of current year and prior year results. A reconciliation of reported net income to pro forma net income for both the quarter and the nine months is included in the attached Consolidated Statements of Operations.

•	Third quarter operating cash flow was $8.2 million, or $0.16 per share, compared to $7.7 million, or $0.11 per share, in the prior year period.

Jim Wachtman, President and Chief Executive Officer of TLCVision, commented, “The overall company strategy continues to gain traction as evidenced by the procedure and revenue growth announced today. We remain very focused on continuing to improve the performance of our refractive centers while leveraging the strength of the doctor services and eye care businesses.

Consistent with that mission, today we are announcing that the company is in advanced discussions to sell our stand-alone ambulatory surgery business. The potential sale of these facilities will provide a better overall strategic alignment for TLCV. We are confident that these initiatives will drive increased shareholder value for the long-term.”

Business Unit Review*

•	Refractive Centers includes the Company’s 80 centers that provide laser vision correction surgery. Total centers revenues were up 13% to $39.8 million. Total procedures of 28,700, including minority-owned centers, growing 6% overall and growing 7% on a same store basis.

•	Doctor Services revenues increased 4.9% to $24.8 million, led by an 8.7% increase in mobile cataract access revenue.

•	Eye Care revenues grew 10% over prior year as a result of new franchises and higher fees per franchisee.

Year-to Date Results

•	Revenue for the nine months ended September 30, 2007, was $235.0 million, compared to $218.3 million for the prior year period, an increase of 8%.

•	Consolidated net loss was ($17.1) million ($0.27 per fully diluted share) compared to net income of $13.9 million, or $0.20 per fully diluted share, for the prior year period, and reflects the impact of the non-cash charges in the third quarter.

•	Pro forma net income before AMD, excluding non-cash losses from the Company’s interest in OccuLogix, Inc., and the charges noted above, as well as normalizing interest expense and income taxes, was $5.7 million, or $0.09 per diluted share, compared to $14.7 million, or $0.24 per diluted share in the prior year period.

•	Year-to-date operating cash flow was $29.9 million, or $0.48 per share, compared to $35.3 million, or $0.51 per share, in the prior year period. The primary reason for the decrease was the incremental investment in the Refractive Centers business.

*The unaudited, interim consolidated financial statements for the three and nine months ended September 30, 2006 include certain reclassifications to conform with the business-line and segment classifications for the three and nine months ended September 30, 2007.

Conference Call

TLCVision invites all interested parties to participate in a conference call during which time the financial and operating results will be discussed. The call will be held today, at 10:00 a.m. Eastern Standard Time. To participate, please dial 888-575-8232 or 416-406-6419 (international callers). The call will be broadcast live on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section.

A replay of the conference call will be available until November 19, 2007. To access the replay, dial 800-408-3053 or 416-695-5800 (international callers) and enter the pass code: 3238933. The call will also be archived on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section.

Forward Looking Statements

This press release contains certain forward looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as “may”, “will”, “expect”, ”intend”, “anticipate”, “estimate”, “predict”, “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company’s actual results could differ materially from those anticipated in these forward looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision’s anticipated future results. See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

About TLCVision
TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers management, and technology access service models, extensive optometric relationships, aggressive consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. More information about TLCVision can be found on the website at www.tlcv.com. Information about vision correction surgery can be found on the TLC Laser Eye Centers website at www.tlcvision.com.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)
		Three Months Ended September 30, 2007		Three Months Ended September 30, 2006

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment	AMD Segment	Total TLCVision

Revenues:
Refractive centers	$39,849	$—	$39,849	$35,397	$—	$35,397
Doctor services	24,755	-	24,755	23,602	-	23,602
Eye care	6,062	-	6,062	5,490	-	5,490

Total revenues	70,666	-	70,666	64,489	-	64,489

Cost of revenues (excluding amortization):
Refractive centers	30,568	-	30,568	26,268	-	26,268
Doctor services	18,093	-	18,093	16,960	-	16,960
Eye care	2,624	-	2,624	2,304	-	2,304

Total cost of revenues (excluding amortization)	51,285	-	51,285	45,532	-	45,532

Gross profit	19,381	-	19,381	18,957	-	18,957

General and administrative	7,492	-	7,492	8,066	-	8,066
Marketing and sales	11,469	-	11,469	6,649	-	6,649
Research and development, clinical and regulatory	-	-	-	-	-	-
Amortization of intangibles	860	-	860	873	-	873
Goodwill impairment	12,400	—	12,400	—	—	—
Other expenses, net	417	-	417	(230)	-	(230)

Total operating costs	32,638	-	32,638	15,358	-	15,358

Operating income	(13,257)	-	(13,257)	3,599	-	3,599

Gain on sale of Occulogix, Inc. stock	-	-	-	-	-	-
Interest income	246	-	246	568	-	568
Interest expense	(2,280)	-	(2,280)	(387)	-	(387)
Minority interests	(1,975)	-	(1,975)	(2,210)	-	(2,210)
Earnings (losses) from equity investments	(199)	(1,561)	(1,760)	849	(1,453)	(604)

Income (loss) before income taxes	(17,465)	(1,561)	(19,026)	2,419	(1,453)	966

Income tax benefit (expense)	(2,427)	-	(2,427)	(665)	-	(665)

Net income (loss)	$(19,892)	$(1,561)	$(21,453)	$1,754	$(1,453)	$301

Earnings (loss) per share — diluted	$(0.40)	$(0.03)	$(0.43)	$0.03	$(0.03)	$0.00

Weighted average number of common shares outstanding
- diluted	49,758	49,758	49,758	69,737	69,737	69,737

Calculation of Pro Forma Net Income and EPS

Net income (loss) , as reported	(19,892)			1,754
Add: Non-recurring costs	12,817			(188)
Interest expense from Dutch tender	0			(1,173)
Adjust income tax expense to 21%	3,403			429

Pro forma net (loss) income	(3,672)			822

Pro forma earnings (loss) per share	$(0.07)			$0.02

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except per share amounts)
		Nine Months Ended September 30, 2007		Nine Months Ended September 30, 2006

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment	AMD Segment	Total TLCVision

Revenues:
Refractive centers	$138,505	$—	$138,505	$127,170	$—	$127,170
Doctor services	76,636	-	76,636	73,901	-	73,901
Eye care	19,849	-	19,849	17,214	-	17,214

Total revenues	234,990		234,990	218,285	-	218,285

Cost of revenues (excluding amortization):
Refractive centers	97,421	-	97,421	88,228	-	88,228
Doctor services	54,732	-	54,732	51,741	-	51,741
Eye care	9,059	-	9,059	7,307	1,659	8,966
Total cost of revenues (excluding amortization)	161,212	-	161,212	147,276	1,659	148,935

Gross profit (loss)	73,778	-	73,778	71,009	(1,659)	69,350

General and administrative	26,356	-	26,356	24,219	1,759	25,978
Marketing and sales	30,591	-	30,591	20,155	169	20,324
Research and development, clinical and regulatory	-	-	-	-	1,475	1,475
Amortization of intangibles	2,579	-	2,579	2,611	-	2,611
Goodwill impairment	12,400	—	12,400	—	—	—
Other expenses, net	982	-	982	(756)	849	93
Total operating costs	72,908	-	72,908	46,229	4,252	50,481

Operating income (loss)	870	-	870	24,780	(5,911)	18,869

Gain on sale of Occulogix, Inc. stock	-	933	933	-	1,450	1,450
Interest income	1,394	-	1,394	1,437	366	1,803
Interest expense	(3,408)	-	(3,408)	(1,066)	-	(1,066)
Minority interests	(7,275)	-	(7,275)	(7,677)	2,715	(4,962)
Earnings (losses) from equity investments	1,110	(5,692)	(4,582)	2,723	(3,303)	(580)

Income (loss) before income taxes	(7,309)	(4,759)	(12,068)	20,197	(4,683)	15,514

Income tax expense	(5,031)	-	(5,031)	(1,634)	-	(1,634)

Net income (loss)	$(12,340)	$(4,759)	$(17,099)	$18,563	$(4,683)	$13,880

Earnings (loss) per share — diluted	$(0.20)	$(0.07)	$(0.27)	$0.27	$(0.07)	$0.20

Weighted average number of common shares outstanding
- diluted	62,243	62,243	62,243	69,833	69,833	69,833

Calculation of Pro Forma Net Income and EPS

Net income (loss) , as reported	(12,340)			18,563
Add: Non-recurring costs	14,536			(188)
Interest expense from Dutch tender	0			(1,437)
Adjust income tax expense to 21%	3,514			(2,281)

Pro forma net income	5,710			14,657

Pro forma earnings (loss) per share	$0.09			$0.24

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING BALANCE SHEETS
(In thousands)

		September 30, 2007
		(Unaudited)			December 31, 2006

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment (Unaudited)	AMD Segment (Unaudited)	Total TLCVision

ASSETS
Current assets
Cash and cash equivalents	$17,097	$—	$17,097	$28,917	—	$28,917
Short-term investments	-	-	-	11,575	-	11,575
Accounts receivable, net	21,092	-	21,092	19,315	-	19,315
Deferred tax asset	5,032	-	5,032	7,153	-	7,153
Prepaid expenses, inventory and other	14,337	-	14,337	13,911	-	13,911

Total current assets	57,558	-	57,558	80,871	-	80,871

Intercompany	—	—		—	—	—
Restricted cash	1,087	-	1,087	1,035		1,035
Investments and other assets	25,542	7,603	33,145	24,495	14,362	38,857
Goodwill	85,234	-	85,234	96,148		96,148
Other intangible assets, net	17,891	-	17,891	20,503		20,503
Fixed assets, net	63,184	-	63,184	56,888		56,888

Total assets	$250,496	$7,603	$258,099	$279,940	$14,362	$294,302

LIABILITIES
Current liabilities
Accounts payable	$17,575	$—	17,575	$12,314	—	12,314
Accrued liabilities	19,142	-	19,142	20,231	-	20,231
Current maturities of long-term debt	10,490	-	10,490	8,311	-	8,311

Total current liabilities	47,207	-	47,207	40,856	-	40,856

Long-term debt, less current maturities	101,949	-	101,949	15,122	-	15,122
Other long-term liabilities	4,977	-	4,977	4,442	-	4,442
Minority interests	15,466	-	15,466	14,583	-	14,583

Total liabilities	169,599	-	169,599	75,003	-	75,003

STOCKHOLDERS' EQUITY
Common stock	308,441	28,366	336,807	419,767	30,366	450,133
Option and warrant equity	981	-	981	1,806		1,806
Other comprehensive income	(299)		(299)
Accumulated deficit	(228,226)	(20,763)	(248,989)	(216,636)	(16,004)	(232,640)

Total stockholders’ equity	80,897	7,603	88,500	204,937	14,362	219,299

Total liabilities and stockholders’ equity	$250,496	$7,603	$258,099	$279,940	$14,362	$294,302

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands, except per share amounts)
		Nine Months Ended September 30, 2007		Nine Months Ended September 30, 2006

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment	AMD Segment	Total TLCVision

OPERATING ACTIVITIES
Net income (loss)	$(12,340)	$(4,759)	$(17,099)	$18,563	$(4,683)	$13,880

Adjustments to reconcile net income (loss) to net
cash from operating activities:
Depreciation and amortization	13,828	-	13,828	11,764	34	11,798
Amortization of deferred finance costs	-
Reimbursements from investments in research and
development
arrangements	-	-	-	(300)	-	(300)
Impairment of goodwill	12,400		12,400	—	—	—
Minority interests	7,275	-	7,275	7,677	(2,715)	4,962
(Earnings) losses from equity investments	(1,111)	5,692	4,581	(2,723)	3,303	580
Deferred taxes	3,511	-	3,511	2,744	-	2,744
Loss (gain) on sales and disposals of fixed assets	137		137	(12)	29	17
Gain on sale of Occulogix, Inc. stock	-	(933)	(933)	-	(1,450)	(1,450)
Write-down of OccuLogix, Inc. inventory	-	-	-	-	1,625	1,625
Loss (gain) on sale of business	171		171	(188)		(188)
Non-cash compensation expense	960	-	960	1,120	186	1,306
Other	199	—	199	—	26	26
Changes in operating assets and liabilities, net of
acquisitions and dispositions:	4,821		4,821	(3,310)	(1,225)	(4,535)

Cash from operating activities	29,851	-	29,851	35,335	(4,870)	30,465

INVESTING ACTIVITIES
Purchases of fixed assets	(11,106)	-	(11,106)	(8,140)	-	(8,140)
Proceeds from sales of fixed assets	1,038	-	1,038	635	-	635
Distributions and loan payments received from equity
investments	2,368	-	2,368	2,662	-	2,662
Reimbursements from investments in research and
development
arrangements	-	-	-	300	-	300
Acquisitions and equity investments	(4,815)	-	(4,815)	(4,859)	-	(4,859)
Proceeds from sales of short-term investments	17,375	-	17,375	300	9,925	10,225
Purchases of short-term investments	(5,800)	-	(5,800)	(3,775)	-	(3,775)
Proceeds from sale of Occulogix, Inc. stock, net	2,000	-	2,000	-	2,226	2,226
Divestitures of business	584	—	584	—	—	—
Occulogix, Inc. cash balance at time of
deconsolidation	-	-	-	-	(14,814)	(14,814)
Other	187	-	187	80	(71)	9

Cash from investing activities	1,831	-	1,831	(12,797)	(2,734)	(15,531)

FINANCING ACTIVITIES
Restricted cash movement	(52)	-	(52)	(60)	-	(60)
Principal payments of debt financing and capital
leases	(4,506)	-	(4,506)	(4,019)	-	(4,019)
Proceeds from debt financing	85,317	-	85,317	441	-	441
Capitalized debt costs	(1,951)	—	(1,951)	—	—	—
Distributions to minority interests	(7,199)	-	(7,199)	(6,668)	-	(6,668)
Proceeds from issuances of common stock	2,422	-	2,422	467	-	467
Proceeds from issuances of OccuLogix, Inc. stock	-	-	-	-	233	233
Transfer from AMD segment	-	-	-	2,226	(2,226)	-
Purchases of treasury stock	(117,533)	-	(117,533)	-	-	-

Cash from financing activities	(43,502)	-	(43,502)	(7,613)	(1,993)	(9,606)

Net increase in cash and cash equivalents during the
period	(11,820)	-	(11,820)	14,925	(9,597)	5,328
Cash and cash equivalents, beginning of period	28,917		28,917	22,122	9,607	31,729

Cash and cash equivalents, end of period	$17,097	$-	$17,097	$37,047	$10	$37,057

Operating cash flow per diluted share	$0.48	$-	$0.48	$0.51	$(0.07)	$0.44

Note: The AMD segment includes the Company’s interest in OccuLogix, Inc.